EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment no. 2 to the Annual Report of Transax International Ltd. (the "Company") on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam Wasserman, Chief Financial Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

   1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

   2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 13, 2006              By: /s/ Adam Wasserman
                                         ------------------
                                         Adam Wasserman, Chief Financial Officer